Acquisition	12 Months Ended
Dec. 31, 2024
Business Combination [Abstract]
Acquisition	Acquisition
Business Combination – SuprNation
On October 31, 2023, the Company completed its acquisition of SuprNation, a European iGaming operator, which is now a direct, wholly-owned subsidiary of DDI-US, for a total cash purchase price was €28.9 million (or approximately $30.6 million). As a transaction separate from business combination, there was also a payment into escrow of €5.2 million (or approximately $5.5 million) and a deferred payment of up to €6.0 million (or approximately $6.5 million), relating to a performance-based holdback amount to be calculated based on the 18 months following the transaction close date, hereinafter referred to as ‘Performance-based incentive plan’. The transaction is expected to enable the Company to expand into the iGaming market. The Company accounted for the acquisition as a business combination Transaction costs incurred by the Company in connection with the acquisition, including professional fees, were $2.0 million.
The following table summarizes the allocation of the purchase consideration to the acquisition-date fair value of the assets acquired and liabilities assumed (in thousands):

Ⅰ. Total purchase consideration	$30,653
Ⅱ. Non-controlling interests	$114
Ⅲ. Identifiable Assets and liabilities, net	$13,834
Cash and cash equivalents	3,776
Accounts receivable	99
Prepaid expenses, and other assets	612
Intangible assets	16,356
Platform technology	6,987
Customers relationship	8,893
Gaming licenses	476
Property and equipment	34
Right-of-use assets	200
Other non-current assets	171
Accounts payable and other payables	(1,449)
Income taxes payable	(111)
Current lease liabilities	(191)
Other current liabilities	(3,794)
Deferred tax liabilities, net	(1,630)
Other non-current liabilities	(239)
IV. Goodwill (Ⅰ+Ⅱ-Ⅲ )	$16,933
The income approach was used to determine the fair value of the platform technology and customers, and the cost approach was used for the fair value of gaming licenses. Their useful lives are 10 years, 4 years and 5 years, respectively, and the weighted average useful life for all amortizable intangible assets is 6.6 years. Goodwill represents the excess of the purchase price over the preliminary fair value of identifiable assets acquired and liabilities assumed at the acquisition date and is primarily attributable to the assembled workforce and expected synergies at the time of the acquisition. For tax purposes, no tax-deductible goodwill was generated as a result of this acquisition.
Contemporaneously with entering into the definitive agreement, the Company also adopted an eighteen-month performance-based incentive plan for certain key employees of SuprNation, under which the key employees may earn up to a total of $6.5 million in addition to $5.5 million held in escrow, which vest over the eighteen-month period. The performance-based incentive plan is contingent upon the achievement of certain revenue and other performance targets by the acquired business and the continued employment of such key employees between 2023 and 2025. Such plan became effective at the closing of the transaction. In August 2024, $4.2 million of the incentive plan was modified to be contingent solely upon continued employment. As of December 31, 2024 and 2023, the Company recognized total expenses of $6.6 million and $0.9 million, respectively, for the performance-based incentive plan.
The Company’s consolidated statement of comprehensive income as of December 31, 2023, includes SuprNation's revenue of $4.3 million and pre-tax loss of $1.8 million for the period from the acquisition date of October 31, 2023 to December 31, 2023. Had the Company been included in the consolidation scope from January 1, 2023, the Company’s consolidated statement of comprehensive income would have reflected estimated revenue of $330.5 million and profit of $89.7 million.